UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Opportunity Fund
Paradigm Intrinsic Value Fund
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
December 31, 2009

Table of Contents

PARADIGM FUNDS
Letter to Shareholders	2
Sector Allocation	5
Performance Information	7
Schedules of Investments	11
Statements of Assets and Liabilities	21
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	25
NOTES TO FINANCIAL STATEMENTS	27
DISCLOSURE OF EXPENSES	33
ADDITIONAL INFORMATION	35
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
TRUSTEES & OFFICERS	38

2009 Annual Report 1

Letter to Shareholders

2009 saw a strong recovery in the financial markets. We are, nonetheless, relieved to have it behind us, as it was nothing short of a grueling year. Stocks responded in the spring to a combination of bank bailouts in the United States and Europe; stimulus packages announced around the world; and to unprecedented monetary policies enacted by the Federal Reserve and by foreign central banks. As the year progressed, the stock market also moved in anticipation of an eventual economic recovery. The latter point is normal for recessions: the stock market usually rallies before an actual recovery sets in.

As we look at the state of the economy at the end of the year, we remain somewhat cautious and believe that the recovery will be muted. We do not believe the recession we just experienced would be characterized as a typical recession by most people. As of December 31, the national unemployment rate was 10%. According to a recent New York Times article, one in eight Americans currently depends on food stamps, an all-time high. Moreover, housing continues to be a serious problem in many parts of the country. 90-day delinquent prime mortgages totaled 4.98% in October (from Fannie Mae data), up from 1.89% last year. Delinquent non-prime mortgages rose to 32%, up from 25% last year.

The recent purchases of two companies reflect the changed economic landscape, Big Lots and American Italian Pasta Company. Big Lots is a national deep-discount, close-out retailer. American Italian Pasta Company is the largest pasta manufacturer in the country, and a key supplier to Wal-Mart. Both companies were purchased at modest multiples of earnings. Both have grown impressively over the years by offering real value to budget-conscious consumers.

On a more positive note, industrial activity had picked up at the end of the year, albeit off of a very low base. The ISM factory index rose to 55.9 in December, its highest level since 2006. It appears to us that American industry did a good job of generating cash and deleveraging during this crisis. We recognize, however, that cost-cutting in itself can only work as a strategy for a limited amount of time. Thus, we are focused on identifying businesses that can generate relatively consistent cash flow over a full cycle, that will have revenue growth even in a lackluster economy, and that can leverage operating earnings to modest levels of revenue growth. Free cash flow has always been a core metric used by the Advisor in evaluating potential investments, and several of our top performing companies this year managed to generate impressive levels of cash, including Vishay Intertechnology, Micros Systems, and Mednax.

Mergers and acquisitions (“M&A”) have historically been an important source of value realization for small-cap investors, and the Paradigm Funds have benefited from several take-outs over the years. The financial crisis put a halt to the M&A marketplace, and we are pleased to see it come back to life, especially with one of our own companies, 3Com Corp, which was acquired by Hewlett Packard. We believe M&A activity will increase significantly this year, based on pent-up demand from the previous years.

We believe 2010 will be a year of winners and losers, with a wide earnings gulf separating the two. Our mandate remains clear: Use fundamental research to identify those companies whose true earnings leverage is misunderstood by the market and not accurately factored into stock prices.

We appreciate the faith you have placed in Paradigm Funds, and we wish you all the best for the New Year.

2009 Annual Report 2

Paradigm Value Fund

Portfolio Performance

The Paradigm Value Fund appreciated 31.50% in 2009 compared to 20.58% for its benchmark, the Russell 2000 Value Index. Over the past three years on an annualized basis, the Fund declined 2.98% versus an 8.22% decline for the benchmark. Over the past five years on an annualized basis, the Fund has appreciated 5.41% versus -0.01% for the benchmark. Since inception (1/1/03), the Fund has generated an annualized return of 15.63% compared to 8.63% for the Russell 2000 Value Index.

The Fund's top three performing sectors in 2009 were the Information Technology (64.77%), Energy (63.33%), and Consumer Discretionary (49.26%) sectors. Stocks in these three sectors accounted for seven out of our top ten positions. The Fund's Financials sector holdings also were a significant driver of relative returns, with a gain of 18.26% versus a decline of 2.25% for the benchmark sector.

Our top-performing stock in the fourth quarter and 2009 was 3Com Corporation. We were attracted to 3Com in early 2009 because of the company's leading market position in China, reduced cost structure, new products, and robust free cash flow generation. The stock was trading at 6X earnings and 6X free cash flow and covered by only one sell-side analyst. 3Com competes with Cisco and had been written off by the market, which did not understand the transformation that had taken place over the past few years. The market began to reevaluate 3Com in the second quarter of 2009, and the stock doubled from $2.50 to $5.00. Hewlett Packard recognized the strength of its technology and leading position in China, which resulted in an offer to acquire the company in the fourth quarter for $7.90.

Paradigm Select Fund

Portfolio Performance

The Paradigm Select Fund appreciated 28.92% in 2009 compared to 34.39% for its benchmark, the Russell 2500 Index. Over the past three years on an annualized basis, the Fund declined 3.32% versus a 4.86% decline for the benchmark. Since inception (1/1/05), the Fund has generated an annualized return of 4.26%, compared to 1.58% for the Russell 2500 Index.

The Fund's top three performing sectors in 2009 were the Energy (71.20%), Information Technology (49.49%), and Consumer Discretionary (48.50%) sectors. The Fund's Financials sector holdings also were a significant driver of relative returns with a gain of 17.52% versus 6.90% for the benchmark sector. The Fund's defensive positioning in stable, cash-flow-generating businesses drove outperformance during the first half of 2009 but failed to keep pace with the market's surge in the second half of the year. However, the returns continue to be less volatile and outperform the benchmark over the past three years and since inception.

Our top-performing stock in 2009 was Life Technologies. The company was formed with the merger of Invitrogen and Applied Biosystems in the fourth quarter of 2008, creating a leading provider of technology, equipment, and supplies to the life sciences industry. The market was concerned about the integration risk and debt related to the merger. Our knowledge of the industry and understanding of the potential benefits of the merger, coupled with our confidence in management, led to the purchase of shares throughout the market's sell-off in late 2008. The company rewarded us by delivering solid organic revenue growth and 10% earnings growth over the past three quarters.

2009 Annual Report 3

Paradigm Opportunity Fund

Portfolio Performance

The Paradigm Opportunity Fund appreciated 47.14% in 2009 compared to 27.17% for its benchmark, the Russell 2000 Index. Over the past three years on an annualized basis, the Fund declined 3.42% versus a 6.07% decline for the benchmark. Since inception (1/1/05), the Fund has generated an annualized return of 1.56%, compared to 0.51% for the Russell 2000 Index.

The Fund's top three performing sectors in 2009 were the Information Technology (66.44%), Health Care (50.77%), and Energy (48.45%) sectors. The Fund's Financials sector holdings also were a significant driver of relative returns with a gain of 38.81% versus a decline of 1.00% for the benchmark sector.

Our top-performing stock in the fourth quarter and 2009 was 3Com Corporation. We were attracted to 3Com in early 2009 because of the company's leading market position in China, reduced cost structure, new products, and robust free cash flow generation. The stock was trading at 6X earnings and 6X free cash flow and covered by only one sell-side analyst. 3Com competes with Cisco and had been written off by the market, which did not understand the transformation that had taken place over the past few years. The market began to reevaluate 3Com in the second quarter of 2009, and the stock doubled from $2.50 to $5.00. Hewlett Packard recognized the strength of its technology and leading position in China, which resulted in an offer to acquire the company in the fourth quarter for $7.90.

Paradigm Intrinsic Value Fund

Portfolio Performance

The Paradigm Intrinsic Value Fund appreciated 29.44% in 2009 compared to 26.47% for its benchmark, the S&P 500 Index. Since inception (1/1/08), on an annualized basis, the Fund has declined 4.87% compared to a 10.72% annualized decline for the S&P 500 Index.

The Fund's top three sectors in 2009 were the Consumer Discretionary (75.48%), Information Technology (60.94%), and Energy (55.68%) sectors. The Fund's Industrials sector holdings also were a significant driver of relative returns with a gain of 34.90% versus a gain of 21.85% for the benchmark sector.

The Fund's top-performing stock in 2009 was Vishay Intertechnology Inc., which appreciated 150% during the year. Vishay manufactures semiconductors and passive components for the industrial and auto markets, among others. The stock sold off dramatically in 2008 over concerns about debt and exposure to cyclical industries. Management was astute in removing costs from the business and using the resulting cash flows for deleveraging, and investors have been handsomely rewarded as a result.

Sincerely,

Candace King Weir President and Chief Investment Officer Paradigm Funds Advisor LLC	Amelia F. Weir Senior Vice President Paradigm Funds Advisor LLC

2009 Annual Report 4

Paradigm Funds (Unaudited)

                                                   PARADIGM VALUE FUND
                                               Sector Allocation (Unaudited)
                                        (As a Percentage of Equity Securities Held)

                                                  PARADIGM SELECT FUND
                                               Sector Allocation (Unaudited)
                                        (As a Percentage of Equity Securities Held)

2009 Annual Report 5

Paradigm Funds (Unaudited)

                                         PARADIGM OPPORTUNITY FUND
                                             Sector Allocation (Unaudited)
                                     (As a Percentage of Equity Securities Held)

                                           PARADIGM INTRINSIC VALUE FUND
                                                Sector Allocation (Unaudited)
                                         (As a Percentage of Equity Securities Held)

2009 Annual Report 6

Paradigm Value Fund (Unaudited)

                   The Value of a $10,000 Investment In Paradigm Value Fund
                               From January 1, 2003 to December 31, 2009
                            As Compared To The Russell 2000 Value Index

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2009

December 31, 2009 NAV $42.75

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Value Fund	31.50%	(2.98)%	5.41%	15.63%
Russell 2000® Value Index(B)	20.58%	(8.22)%	(0.01)%	8.63%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B)The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2009 Annual Report 7

Paradigm Select Fund (Unaudited)

                        The Value of a $10,000 Investment In Paradigm Select Fund
                                    From January 1, 2005 to December 31, 2009
                                      As Compared To The Russell 2500 Index

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2009

December 31, 2009 NAV $23.82
			Since
	1 Year(A)	3 Year(A)	Inception(A)
Paradigm Select Fund	28.92%	(3.32)%	4.26%
Russell 2500® Index(B)	34.39%	(4.86)%	1.58%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B)The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2009 Annual Report 8

Paradigm Opportunity Fund (Unaudited)

                              The Value of a $10,000 Investment In Paradigm
                   Opportunity Fund From January 1, 2005 to December 31, 2009
                                    As Compared To The Russell 2000 Index

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended December 31, 2009

December 31, 2009 NAV $20.29

			Since
	1 Year(A)	3 Year(A)	Inception(A)
Paradigm Opportunity Fund	47.14%	(3.42)%	1.56%
Russell 2000® Index(B)	27.17%	(6.07)%	0.51%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B)The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2009 Annual Report 9

Paradigm Intrinsic Value Fund (Unaudited)

                               The Value of a $10,000 Investment In Paradigm
                  Intrinsic Value Fund From January 1, 2008 to December 31, 2009
                                            As Compared To The S&P 500

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Period Ended December 31, 2009

December 31, 2009 NAV $17.99

		Since
	1 Year(A)	Inception(A)
Paradigm Intrinsic Value Fund	29.44%	(4.87)%
S&P 500® Index(B)	26.47%	(10.72)%
Russell 3000® Index(C)	28.34%	(10.30)%

(A)Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Intrinsic Value Fund was January 1, 2008.

(B)The S&P 500® Index (whose composition is different from the Fund) is an umanaged index which measures the performance of 500 companies chosen by Standard & Poor’s to represent the large cap U.S. equity market.

(C)The Russell 3000® Index is an unmanaged index which measures the performance of the 3000 largest companies in the U.S. Equity Market. It is used as a market wide proxy.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2009 Annual Report 10

Paradigm Value Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
142,500	Dole Food Company Inc. *	$ 1,768,425
77,300	Fresh Del Monte Produce Inc. *	1,708,330
		3,476,755	2.83%
Aircraft Part & Auxiliary Equipment
137,600	LMI Aerospace Inc. *	1,830,080	1.49%
Apparel & Other Finished Products of Fabrics & Similar Materials
107,844	Volcom Inc. *	1,805,309	1.47%
Chemical & Allied Products
62,800	Arch Chemicals Inc.	1,939,264
108,500	Innospec Inc.	1,094,765
82,500	Olin Corp.	1,445,400
		4,479,429	3.64%
Communications Equipment, NEC
146,900	Iridium Communications Inc. *	1,179,607	0.96%
Computer Communications Equipment
101,800	QLogic Corp. *	1,920,966	1.56%
Construction - Special Trade Contractors
158,100	Matrix Service Co. *	1,683,765	1.37%
Crude Petroleum & Natural Gas
164,800	Resolute Energy Corporation *	1,898,496
51,000	St. Mary Land & Exploration Co.	1,746,240
19,300	Whiting Petroleum Corp. *	1,378,985
		5,023,721	4.08%
Deep Sea Foreign Transportation of Freight
11,100	Seacor Holdings Inc. *	846,375	0.69%
Drilling Oil & Gas Wells
49,800	Atwood Oceanics Inc. *	1,785,330	1.45%
Electrical Work
74,900	EMCOR Group Inc. *	2,014,810	1.64%
Electronic Components & Accessories
202,900	Vishay Intertechnology *	1,694,215	1.38%
Electronic Components, NEC
198,800	Spectrum Control Inc. *	1,882,636	1.53%
Fire, Marine & Casualty Insurance
49,000	American Financial Group Inc.	1,222,550
46,600	Harleysville Group Inc.	1,481,414
115,300	Hilltop Holdings Inc. *	1,342,092
		4,046,056	3.29%
Food and Kindred Products
66,350	Flowers Foods Inc.	1,576,476	1.28%
Grain Mill Products
63,100	Corn Products International Inc.	1,844,413	1.50%
Hospital & Medical Service Plans
72,000	AMERIGROUP Corporation *	1,941,120	1.58%
Industrial Organic Chemicals
67,000	Sensient Technologies Corp.	1,762,100	1.43%
Laboratory Analytical Instruments
102,900	PerkinElmer Inc.	2,118,711	1.72%
Life Insurance
8,100	National Western Life Insurance Co. Class A	1,406,322	1.14%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Paradigm Value Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Men's & Boy's Furnishings, Work Clothing & Allied Garments
40,800	Phillips-Van Heusen Corp.	$ 1,659,744	1.35%
Metal Cans
38,500	Silgan Holdings Inc.	2,228,380	1.81%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
22,275	Compass Minerals International Inc.	1,496,657	1.22%
Miscellaneous Food Preparations & Kindred Products
37,200	American Italian Pasta Co. Class A *	1,294,188	1.05%
Motor Vehicle Parts & Accessories
41,400	Superior Industries International Inc.	633,420	0.51%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
53,400	Steris Corp.	1,493,598	1.21%
Pharmaceutical Preparations
109,700	Endo Pharmaceuticals Holdings Inc. *	2,251,044	1.83%
Photographic Equipment & Supplies
105,300	Avid Technology, Inc. *	1,343,628	1.09%
Retail - Apparel & Accessory Stores
98,600	Pacific Sunwear of California Inc. *	392,428	0.32%
Retail - Eating Places
159,500	Ruby Tuesday, Inc. *	1,148,400	0.93%
Retail - Family Clothing Stores
114,600	American Eagle Outfitters	1,945,908	1.58%
Retail - Miscellaneous Retail
110,600	EZCORP Inc. Class A *	1,902,320	1.55%
Retail - Shoe Stores
149,300	Foot Locker, Inc.	1,663,202	1.35%
Retail - Variety Stores
37,300	Big Lots Inc. *	1,080,954	0.88%
Savings Institution, Federally Chartered
116,700	United Financial Bancorp	1,529,937
102,400	Westfield Financial Inc.	844,800
		2,374,737	1.93%
Security Brokers, Dealers & Flotation Companies
88,200	Jefferies Group Inc.	2,092,986
35,800	Piper Jaffray Companies *	1,811,838
		3,904,824	3.17%
Semiconductors & Related Devices
168,000	Verigy, Ltd. * (Singapore)	2,160,480	1.76%
Services - Business Services
63,200	Fair Isaac Corp.	1,346,792
249,805	Premiere Global Services, Inc. *	2,060,891
		3,407,683	2.77%
Services - Computer Integrated Systems Design
161,600	Convergys Corp. *	1,737,200
49,300	MICROS Systems, Inc. *	1,529,779
		3,266,979	2.66%
Services - Computer Programming, Data Processing, Etc.
256,262	EarthLink Inc.	2,129,537	1.73%
Services - Educational Services
72,000	Career Education Corp. *	1,678,320	1.36%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 12

Paradigm Value Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Services - Hospitals
64,200	Magellan Health Services Inc. *	$ 2,614,866
28,700	MEDNAX, Inc. *	1,725,157
		4,340,023	3.53%
Services - Motion Picture Theaters
185,000	Regal Entertainment Group Class A	2,671,400	2.17%
Services - Prepackaged Software
318,800	Compuware Corp. *	2,304,924
278,500	Lawson Software, Inc. *	1,852,025
48,400	Sybase, Inc. *	2,100,560
		6,257,509	5.08%
Surgical & Medical Instruments & Apparatus
84,900	Cantel Medical Corp. *	1,713,282	1.39%
Transportation Services
65,100	GATX Corp.	1,871,625	1.52%
Wholesale - Industrial Machinery & Equipment
101,500	DXP Enterprises Inc. *	1,326,605	1.08%
Wholesale - Machinery, Equipment & Supplies
50,100	Kaman Corp.	1,156,809	0.94%
Total for Common Stock (Cost $87,467,821)		$ 103,111,880	83.80%
REAL ESTATE INVESTMENT TRUSTS
228,500	Anworth Mortgage Asset Corp.	1,599,500
74,400	Invesco Mortgage Capital Inc.	1,693,344
220,200	MFA Mortgage Investments Inc.	1,618,470
37,400	Mid-America Apartment Communities Inc.	1,805,672
108,900	Walter Investment Management Corp.	1,560,537
Total for Real Estate Investment Trusts (Cost $8,292,973)		8,277,523	6.73%
MONEY MARKET FUNDS
11,449,005	SEI Daily Income Treasury Government CL B 0.05% ***	11,449,005	9.30%
	(Cost $11,449,005)
Total Investment Securities		122,838,408	99.83%
	(Cost $107,209,799)
Other Assets In Excess of Liabilities		204,857	0.17%
Net Assets		$ 123,043,265	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2009. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Paradigm Select Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
3,100	Dole Food Company Inc. *	$ 38,471
1,800	Fresh Del Monte Produce Inc. *	39,780
		78,251	2.89%
Biological Products, (No Diagnostic Substances)
800	Life Technologies Corporation *	41,776	1.54%
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
800	The J. M. Smucker Company	49,400	1.82%
Chemical & Allied Products
2,700	Innospec Inc.	27,243
1,800	Olin Corp.	31,536
		58,779	2.17%
Communications Equipment, NEC
3,300	Iridium Communications Inc. *	26,499	0.98%
Computer Communications Equipment
2,200	QLogic Corp. *	41,514	1.53%
Construction - Special Trade Contractors
2,700	Matrix Service Co. *	28,755	1.06%
Crude Petroleum & Natural Gas
2,400	EXCO Resources Inc.	50,952
1,150	Plains Exploration & Production Company *	31,809
3,500	Resolute Energy Corporation *	40,320
1,200	St. Mary Land & Exploration Co.	41,088
500	Whiting Petroleum Corp. *	35,725
		199,894	7.38%
Electric & Other Services Combined
1,600	CMS Energy Corp.	25,056	0.92%
Electrical Work
1,600	EMCOR Group Inc. *	43,040	1.59%
Electronic Components & Accessories
3,500	Vishay Intertechnology *	29,225	1.08%
Fire, Marine & Casualty Insurance
164	Alleghany Inc. *	45,264
1,100	American Financial Group Inc.	27,445
500	Everest Re Group Ltd.	42,840
1,200	Harleysville Group Inc.	38,148
2,700	Hilltop Holdings Inc. *	31,428
50	Markel Corp. *	17,000
		202,125	7.46%
Food & Kindred Products
1,475	Flowers Foods Inc.	35,046	1.29%
Games, Toys & Children's Vehicles (No Dolls & Bicycles)
1,300	Hasbro Inc.	41,678	1.54%
Grain Mill Products
1,300	Corn Products International Inc.	37,999	1.40%
Guided Missiles & Space Vehicles & Parts
400	Alliant Techsystems Inc. *	35,308	1.30%
Hospital & Medical Service Plans
1,700	AMERIGROUP Corporation *	45,832	1.69%
Industrial Organic Chemicals
600	Sensient Technologies Corporation	15,780	0.58%
Iron & Steel Foundries
400	Precision Castparts Corp.	44,140	1.63%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 14

Paradigm Select Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Laboratory Analytical Instruments
2,250	PerkinElmer Inc.	$ 46,328	1.71%
Life Insurance
105	National Western Life Insurance Co. Class A	18,230	0.67%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
980	Phillips-Van Heusen Corp.	39,866	1.47%
Metal Cans
700	Silgan Holdings Inc.	40,516	1.50%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
500	Compass Minerals International Inc.	33,595	1.24%
Miscellaneous Food Preparations & Kindred Products
800	American Italian Pasta Co. Class A *	27,832	1.03%
Miscellaneous Industrial & Commercial Machinery & Equipment
800	Curtiss-Wright Corp.	25,056	0.92%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
1,200	Steris Corp.	33,564	1.24%
Pharmaceutical Preparations
2,200	Endo Pharmaceuticals Holdings Inc. *	45,144	1.67%
Plastics Products
600	AptarGroup Inc.	21,444	0.79%
Pumps & Pumping Equipment
900	Robbins & Myers Inc.	21,168	0.78%
Radiotelephone Communications
1,000	Telephone & Data Systems Inc.	30,200	1.11%
Retail - Apparel & Accessory Stores
2,100	Pacific Sunwear of California Inc. *	8,358	0.31%
Retail - Computer & Computer Software
1,500	GameStop Corp. Class A *	32,910	1.21%
Retail - Family Clothing Stores
2,500	American Eagle Outfitters	42,450	1.57%
Retail - Miscellaneous Retail
2,500	EZCORP Inc. Class A *	43,000	1.59%
Retail - Shoe Stores
3,300	Foot Locker, Inc.	36,762	1.36%
Retail - Variety Stores
900	Big Lots Inc. *	26,082	0.96%
Security Brokers, Dealers & Flotation Companies
1,900	Jefferies Group Inc.	45,087
800	Piper Jaffray Companies *	40,488
		85,575	3.16%
Semiconductors & Related Devices
3,600	Verigy, Ltd. * (Singapore)	46,296	1.71%
Services - Business Services
1,400	Fair Isaac Corp.	29,834
5,300	Premiere Global Services Inc. *	43,725
		73,559	2.71%
Services - Computer Integrated Systems Design
3,600	Convergys Corp. *	38,700
1,100	MICROS Systems, Inc. *	34,133
		72,833	2.69%
Services - Computer Programming, Data Processing, Etc.
4,300	EarthLink Inc.	35,733	1.32%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Paradigm Select Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Educational Services
1,500	Career Education Corp. *	$ 34,965	1.29%
Services - Hospitals
1,500	Magellan Health Services Inc. *	61,095
700	MEDNAX, Inc. *	42,077
		103,172	3.81%
Services - Miscellaneous Health & Allied Services, NEC
1,100	Lincare Holdings Inc. *	40,843	1.51%
Services - Motion Picture Theaters
3,800	Regal Entertainment Group Class A	54,872	2.03%
Services - Prepackaged Software
6,700	Compuware Corp. *	48,441
1,000	Sybase, Inc. *	43,400
		91,841	3.39%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
700	Church & Dwight Co., Inc.	42,315	1.56%
Wholesale - Industrial Machinery & Equipment
1,000	DXP Enterprises Inc. *	13,070	0.48%
Total for Common Stock (Cost $1,929,490)		$ 2,347,676	86.64%
REAL ESTATE INVESTMENT TRUSTS
5,100	Anworth Mortgage Asset Corp.	35,700
4,800	MFA Mortgage Investments Inc.	35,280
2,300	Walter Investment Management Corp.	32,959
Total for Real Estate Investment Trusts (Cost $107,894)		103,939	3.84%
MONEY MARKET FUNDS
223,870	SEI Daily Income Treasury Government CL B 0.05% ***	223,870	8.26%
	(Cost $223,870)
Total Investment Securities		2,675,485	98.74%
	(Cost $2,261,254)
Other Assets In Excess of Liabilities		34,111	1.26%
Net Assets		$ 2,709,596	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2009. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 16

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
7,500	Dole Food Company Inc. *	$ 93,075
4,300	Fresh Del Monte Produce Inc. *	95,030
		188,105	5.09%
Aircraft Parts & Auxiliary Equipment
8,400	LMI Aerospace Inc. *	111,720	3.02%
Apparel & Other Finished Products of Fabrics & Similar Materials
6,400	Volcom Inc. *	107,136	2.90%
Biological Products, (No Diagnostic Substances)
2,100	Life Technologies Corporation *	109,662	2.97%
Communications Equipment, NEC
11,200	Iridium Communications Inc. *	89,936	2.44%
Computer Communications Equipment
5,500	QLogic Corp. *	103,785	2.81%
Construction - Special Trade Contractors
10,500	Matrix Service Co. *	111,825	3.03%
Crude Petroleum & Natural Gas
8,000	Resolute Energy Corporation *	92,160
2,900	St. Mary Land & Exploration Co.	99,296
		191,456	5.18%
Electrical Work
4,200	EMCOR Group Inc. *	112,980	3.06%
Electronic Components, NEC
9,800	Spectrum Control Inc. *	92,806	2.51%
Hospital & Medical Service Plans
4,400	AMERIGROUP Corporation *	118,624	3.21%
Laboratory Analytical Instruments
5,200	PerkinElmer Inc.	107,068	2.90%
Metal Cans
4,300	Crown Holdings Inc. *	109,994	2.98%
Pharmaceutical Preparations
5,400	Endo Pharmaceuticals Holdings Inc. *	110,808	3.00%
Retail - Eating Places
9,800	Ruby Tuesday, Inc. *	70,560	1.91%
Retail - Family Clothing Stores
6,700	American Eagle Outfitters	113,766	3.08%
Retail - Miscellaneous Retail
4,800	EZCORP Inc. Class A *	82,560	2.24%
Retail - Shoe Stores
8,700	Foot Locker, Inc.	96,918	2.62%
Retail - Variety Stores
2,300	Big Lots Inc. *	66,654	1.80%
Semiconductors & Related Devices
9,200	Verigy, Ltd. * (Singapore)	118,312	3.20%
Services - Business Services
13,400	Premiere Global Services Inc. *	110,550	2.99%
Services - Computer Integrated Systems Design
9,600	Convergys Corp. *	103,200
3,500	MICROS Systems, Inc. *	108,605
		211,805	5.73%
Services - Educational Services
3,900	Career Education Corp. *	90,909	2.46%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Paradigm Opportunity Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Hospitals
2,700	Magellan Health Services Inc. *	$ 109,971
1,600	MEDNAX, Inc. *	96,176
		206,147	5.59%
Services - Motion Picture Theaters
8,500	Regal Entertainment Group Class A	122,740	3.33%
Service - Prepackaged Software
14,600	Compuware Corp. *	105,558
16,400	Lawson Software, Inc. *	109,060
		214,618	5.82%
Total for Common Stock (Cost $2,516,757)		$ 3,171,444	85.87%
REAL ESTATE INVESTMENT TRUSTS
14,000	MFA Mortgage Investments Inc.	102,900
2,300	Mid-America Apartment Communities Inc.	111,044
Total for Real Estate Investment Trusts (Cost $169,409)		213,944	5.79%
MONEY MARKET FUNDS
312,420	SEI Daily Income Treasury Government CL B 0.05% ***	312,420	8.46%
	(Cost $312,420)
Total Investment Securities		3,697,808	100.12%
	(Cost $2,998,586)
Liabilities In Excess of Other Assets		(4,502)	-0.12%
Net Assets		$ 3,693,306	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2009. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 18

Paradigm Intrinsic Value Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Beverages
745	Pepsico, Inc.	$ 45,296	1.76%
Chemicals & Allied Products
1,625	Arch Chemicals Inc.	50,180
5,005	Innospec Inc.	50,500
		100,680	3.91%
Computer Communications Equipment
1,465	QLogic Corp. *	27,644	1.07%
Crude Petroleum & Natural Gas
275	Cenovus Energy Inc. (Canada)	6,930
275	EnCana Corp.	8,907
4,740	EXCO Resources Inc. *	100,630
650	Plains Exploration & Production Company *	17,979
4,355	Resolute Energy Corporation *	50,170
		184,616	7.17%
Electronic Components & Accessories
6,360	Vishay Intertechnology *	53,106	2.06%
Fire, Marine & Casualty Insurance
1,395	American Financial Group Inc.	34,805
12	Berkshire Hathaway Inc. Class B *	39,432
		74,237	2.88%
Food and Kindred Products
1,762	Nestle SA **	85,157	3.31%
Grain Mill Products
2,410	Corn Products International Inc.	70,444	2.74%
Guided Missiles & Space Vehicles & Parts
495	Alliant Techsystems Inc. *	43,694	1.70%
Iron & Steel Foundries
625	Precision Castparts Corp.	68,969	2.68%
Laboratory Analytical Instruments
2,735	PerkinElmer Inc.	56,314	2.19%
Men's & Boys' Furnishings, Work Clothing, and Allied Garments
1,095	Phillips-Van Heusen Corp.	44,545	1.73%
Metal Cans
1,285	Silgan Holdings Inc.	74,376	2.89%
Mineral Royalty Traders
875	Royal Gold, Inc.	41,204	1.60%
Misccellaneous Industrial & Commercial Machinery & Equipment
1,475	Curtiss-Wright Corp.	46,197	1.79%
Newspapers: Publishing or Publishing & Printing
4,175	News Corp. Class A	57,156	2.22%
Petroleum Refining
220	ConocoPhillips	11,235	0.44%
Railroads, Line-Haul Operating
1,035	Canadian National Railway Company (Canada)	56,263	2.18%
Retail - Computer & Computer Software
3,185	GameStop Corp. * Class A	69,879	2.71%
Retail - Drug Stores and Proprietary Stores
2,355	CVS Caremark Corporation	75,855	2.95%
Security Brokers, Dealers & Flotation Companies
3,160	Jefferies Group Inc.	74,987	2.91%

*Non-Income Producing Securities. **ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Paradigm Intrinsic Value Fund

		Schedule of Investments
		December 31, 2009
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Semiconductors & Related Devices
2,230	Applied Materials Inc.	$ 31,086	1.21%
Services - Business Services
1,125	Fair Isaac Corp.	23,974	0.93%
Services - Computer Programming, Data Processing, Etc.
10,935	EarthLink Inc.	90,870	3.53%
Services - Hospitals
1,295	Magellan Health Services Inc. *	52,745	2.05%
Service - Prepackaged Software
6,840	Compuware Corp. *	49,453	1.92%
Ship & Boat Building & Repairing
1,200	General Dynamics Corp.	81,804	3.18%
State Commercial Banks
1,685	The Bank of New York Mellon Corporation	47,129	1.83%
Wholesale - Electronic Parts & Equipment, NEC
2,700	Avnet Inc. *	81,432	3.15%
Total for Common Stock (Cost $1,713,163)		$ 1,820,347	70.69%
EXCHANGE TRADED FUNDS
990	iShares COMEX Gold Trust *	106,296
1,025	SPDR Trust Series 1	114,226
Total for Exchange Traded Funds (Cost - $197,934)		220,522	8.56%
REAL ESTATE INVESTMENT TRUSTS
6,510	Anworth Mortgage Asset Corp.	45,570
8,980	MFA Mortgage Investments Inc.	66,003
Total for Real Estate Investment Trusts (Cost - $100,363)		111,573	4.33%
MONEY MARKET FUNDS
419,503	SEI Daily Income Treasury Government CL B 0.05% ***	419,503	16.29%
	(Cost $419,503)
Total Investment Securities		2,571,945	99.87%
	(Cost $2,430,963)
Other Assets In Excess of Liabilities		3,327	0.13%

Net Assets		$ 2,575,272	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at December 31, 2009. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 20

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2009	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 122,838,408	$ 2,675,485
Cash	317,580	-
Receivable for Securities Sold	-	38,481
Receivable for Fund Shares Sold	158,171	-
Dividend Receivable	289,666	4,306
Interest Receivable	422	6
Total Assets	123,604,247	2,718,278
Liabilities:
Payable for Securities Purchased	372,079	5,324
Payable for Fund Shares Redeemed	37,036	-
Payable to Advisor	151,867	3,358
Total Liabilities	560,982	8,682
Net Assets	$ 123,043,265	$ 2,709,596
Net Assets Consist of:
Paid In Capital	$ 131,660,648	$ 2,801,529
Accumulated Undistributed Net Investment Income	417,252	9,249
Accumulated Realized Loss on Investments - Net	(24,663,244)	(515,413)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	15,628,609	414,231
Net Assets	$ 123,043,265	$ 2,709,596

Net Asset Value and Offering Price (Note 2)	$ 42.75	$ 23.82

* Investments at Identified Cost	$ 107,209,799	$ 2,261,254

Shares Outstanding (Unlimited number of shares	2,878,305	113,731
authorized without par value)

Statements of Operations
For year ended December 31, 2009

Investment Income:
Dividends	$ 1,949,132	$ 42,444
Interest	51,463	150
Total Investment Income	2,000,595	42,594
Expenses:
Investment Advisor Fees	1,926,068	33,352
Total Expenses	1,926,068	33,352
Less: Expenses Waived	(342,725)	-
Net Expenses	1,583,343	33,352

Net Investment Income	417,252	9,242

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(10,391,010)	(97,878)
Net Change in Unrealized Appreciation (Depreciation) on Investments	36,815,592	675,543
Net Realized and Unrealized Gain (Loss) on Investments	26,424,582	577,665

Net Increase in Net Assets from Operations	$ 26,841,834	$ 586,907

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 21

Paradigm Funds

Statements of Assets and Liabilities	Opportunity	Intrinsic Value
December 31, 2009	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 3,697,808	$ 2,571,945
Receivable for Fund Shares Sold	2,500	-
Dividend Receivable	4,380	5,923
Interest Receivable	13	14
Total Assets	3,704,701	2,577,882
Liabilities:
Payable for Securities Purchased	6,816	-
Payable to Advisor	4,579	2,610
Total Liabilities	11,395	2,610
Net Assets	$ 3,693,306	$ 2,575,272
Net Assets Consist of:
Paid In Capital	$ 4,055,642	$ 2,804,814
Accumulated Undistributed Net Investment Income	-	17,362
Accumulated Realized Loss on Investments - Net	(1,061,558)	(387,886)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	699,222	140,982
Net Assets	$ 3,693,306	$ 2,575,272

Net Asset Value and Offering Price (Note 2)	$ 20.29	$ 17.99

* Investments at Identified Cost	$ 2,998,586	$ 2,430,963

Shares Outstanding (Unlimited number of shares	182,009	143,182
authorized without par value)

Statements of Operations
For year ended December 31, 2009

Investment Income:
Dividends (Net of foreign withholding tax and fees of $0 and $322, respectively)	$ 42,921	$ 40,444
Interest	117	185
Total Investment Income	43,038	40,629
Expenses:
Investment Advisor Fees	59,169	23,338
Total Expenses	59,169	23,338
Less: Expenses Waived	(14,837)	-
Net Expenses	44,332	23,338

Net Investment Income (Loss)	(1,294)	17,291

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(331,430)	(154,813)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,495,258	623,104
Net Realized and Unrealized Gain (Loss) on Investments	1,163,828	468,291

Net Increase in Net Assets from Operations	$ 1,162,534	$ 485,582

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 22

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2009	1/1/2008	1/1/2009	1/1/2008
	to	to	to	to
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
From Operations:
Net Investment Income (Loss)	$ 417,252	$ (581,716)	$ 9,242	$ 7,832
Net Realized Gain (Loss) on Investments and Short Positions	(10,391,010)	(14,224,732)	(97,878)	(410,099)
Change in Net Unrealized Appreciation (Depreciation)	36,815,592	(30,472,841)	675,543	(1,584,796)
Increase (Decrease) in Net Assets from Operations	26,841,834	(45,279,289)	586,907	(1,987,063)
From Distributions to Shareholders:
Net Investment Income	-	-	(7,825)	-
Net Realized Gain from Security Transactions	-	(174,123)	-	-
Total Distributions to Shareholders	-	(174,123)	(7,825)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	42,333,512	64,736,515	291,985	237,464
Proceeds from Redemption Fees (Note 2)	28,816	118,899	219	-
Shares Issued on Reinvestment of Dividends	-	171,705	7,825	-
Cost of Shares Redeemed	(31,178,990)	(50,802,151)	(200,548)	(7,328,411)
Net Increase (Decrease) from Shareholder Activity	11,183,338	14,224,968	99,481	(7,090,947)
Net Increase (Decrease) in Net Assets	38,025,172	(31,228,444)	678,563	(9,078,010)

Net Assets at Beginning of Period	85,018,093	116,246,537	2,031,033	11,109,043

Net Assets at End of Period	$123,043,265	$85,018,093	$ 2,709,596	$ 2,031,033

Accumulated Undistributed Net Investment Income	$ 417,252	$ -	$ 9,249	$ 7,832

Share Transactions:
Issued	1,152,252	1,523,593	14,285	9,419
Reinvested	-	5,425	326	-
Redeemed	(889,119)	(1,273,065)	(10,486)	(297,807)
Net Increase (Decrease) in Shares	263,133	255,953	4,125	(288,388)
Shares Outstanding Beginning of Period	2,615,172	2,359,219	109,606	397,994
Shares Outstanding End of Period	2,878,305	2,615,172	113,731	109,606

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 23

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Intrinsic Value Fund

	1/1/2009	1/1/2008	1/1/2009	1/1/2008*
	to	to	to	to
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
From Operations:
Net Investment Income (Loss)	$ (1,294)	$ (25,513)	$ 17,291	$ 15,123
Net Realized Gain (Loss) on Investments	(331,430)	(728,182)	(154,813)	(233,074)
Change in Net Unrealized Appreciation (Depreciation)	1,495,258	(1,000,597)	623,104	(482,121)
Increase (Decrease) in Net Assets from Operations	1,162,534	(1,754,292)	485,582	(700,072)
From Distributions to Shareholders:
Net Investment Income	-	-	(15,052)	-
Net Realized Gain from Security Transactions	-	-	-	-
Total Distributions to Shareholders	-	-	(15,052)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	141,464	48,186	495,676	2,336,408
Proceeds from Redemption Fees (Note 2)	-	385	50	-
Shares Issued on Reinvestment of Dividends	-	-	15,052	-
Cost of Shares Redeemed	(35,784)	(1,481,767)	(25,913)	(16,459)
Net Increase (Decrease) from Shareholder Activity	105,680	(1,433,196)	484,865	2,319,949
Net Increase (Decrease) in Net Assets	1,268,214	(3,187,488)	955,395	1,619,877

Net Assets at Beginning of Period	2,425,092	5,612,580	1,619,877	-

Net Assets at End of Period	$ 3,693,306	$ 2,425,092	$ 2,575,272	$ 1,619,877

Accumulated Undistributed Net Investment Income	$ -	$ -	$ 17,362	$ 15,123

Share Transactions:
Issued	8,258	2,364	28,321	116,689
Reinvested	-	-	832	-
Redeemed	(2,067)	(71,262)	(1,832)	(828)
Net Increase (Decrease) in Shares	6,191	(68,898)	27,321	115,861
Shares Outstanding Beginning of Period	175,818	244,716	115,861	-
Shares Outstanding End of Period	182,009	175,818	143,182	115,861

*Commencement of operations. The accompanying notes are an integral part of these financial statements.

2009 Annual Report 24

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2009	1/1/2008	1/1/2007	1/1/2006	1/1/2005
throughout the period:	to	to	to	to	to
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value - Beginning of Period	$ 32.51	$ 49.27	$ 48.55	$ 42.90	$ 37.51
Net Investment Income/(Loss) **	0.16	(0.22)	(0.40)	(0.47)	(0.40)
Net Gains (Loss) on Securities (realized and unrealized)	10.07	(16.52)	2.84	8.69	7.75
Total from Investment Operations	10.23	(16.74)	2.44	8.22	7.35
Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Capital Gains)	-	(0.07)	(1.73)	(2.58)	(1.96)
Total Distributions	0.00	(0.07)	(1.73)	(2.58)	(1.96)
Proceeds from Redemption Fee (Note 2)	0.01	0.05	0.01	0.01	-
Net Asset Value - End of Period	$ 42.75	$ 32.51	$ 49.27	$ 48.55	$ 42.90
Total Return ***	31.50%	(33.88)%	5.03%	19.19%	19.61%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 123,043	$ 85,018	$ 116,247	$ 56,743	$ 24,002
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.98%	1.99%	2.02%	2.02%	2.06%
After Reimbursement
Ratio of Expenses to Average Net Assets **** ++	1.63%	1.99%	2.02%	2.02%	2.06%
Ratio of Net Investment Income (Loss) to Average
Net Assets **** ++	0.43%	-0.52%	-0.78%	-1.02%	-0.98%
Portfolio Turnover Rate	69.85%	67.84%	59.75%	69.95%	67.39%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2009		1/1/2008	1/1/2007	1/1/2006	1/1/2005*
	to		to	to	to	to
	12/31/2009		12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value - Beginning of Period	$ 18.53		$ 27.91	$ 26.48	$ 22.33	$ 20.00
Net Investment Income/(Loss) **	0.08		0.03	(0.06)	(0.08)	(0.08)
Net Gains (Loss) on Securities (realized and unrealized)	5.28		(9.41)	1.54	4.92	2.49
Total from Investment Operations	5.36		(9.38)	1.48	4.84	2.41
Distributions (From Net Investment Income)	(0.07)		-	-	-	-
Distributions (From Capital Gains)	-		-	(0.05)	(0.69)	(0.08)
Total Distributions	(0.07)		$ -	(0.05)	(0.69)	(0.08)
Proceeds from Redemption Fee (Note 2)	-	+	-	-	-	-
Net Asset Value - End of Period	$ 23.82		$ 18.53	$ 27.91	$ 26.48	$ 22.33
Total Return ***	28.92%		(33.61)%	5.57%	21.67%	12.06%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 2,710		$ 2,031	$ 11,109	$ 6,674	$ 2,521
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.42%		0.13%	-0.23%	-0.30%	-0.36%
Portfolio Turnover Rate	65.57%		47.71%	64.68%	72.15%	68.56%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. **** Includes dividend expense on securities sold short and interest expense of 0.00% for the fiscal year ended 12/31/2009, and 0.00% (Amount calculated less than 0.005%), 0.02%, 0.02% and 0.06%
for the years ended 12/31/2008 - 2005, respectively. + Amount calculated is less than $0.005.
++ Such percentages reflect an expense waiver by the Advisor.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 25

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding	1/1/2009	1/1/2008	1/1/2007	1/1/2006	1/1/2005*
throughout the period:	to	to	to	to	to
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value - Beginning of Period	$ 13.79	$ 22.94	$ 23.21	$ 21.33	$ 20.00
Net Investment Income (Loss) **	(0.01)	(0.13)	(0.04)	(0.04)	0.04
Net Gains (Loss) on Securities (realized and unrealized)	6.51	(9.02)	0.47	2.47	1.49
Total from Investment Operations	6.50	(9.15)	0.43	2.43	1.53
Distributions (From Net Investment Income)	-	-	-	-	(0.02)
Distributions (From Capital Gains)	-	-	(0.70)	(0.55)	(0.18)
Total Distributions	$ -	$ -	(0.70)	(0.55)	(0.20)
Proceeds from Redemption Fee (Note 2)	-	-	-	-	-
Net Asset Value - End of Period	$ 20.29	$ 13.79	$ 22.94	$ 23.21	$ 21.33
Total Return ***	47.14%	(39.89)%	1.85%	11.39%	7.65%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 3,693	$ 2,425	$ 5,613	$ 3,719	$ 3,289
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.54%	-1.17%	-0.67%	-0.68%	-0.11%
After Reimbursement
Ratio of Expenses to Average Net Assets ****	1.50%	1.50%	1.50%	1.50%	1.69%
Ratio of Net Investment Income/(Loss) to Average
Net Assets ****	-0.04%	-0.67%	-0.17%	-0.18%	0.21%
Portfolio Turnover Rate	135.62%	164.89%	169.26%	122.62%	129.06%

Paradigm Intrinsic Value Fund

Financial Highlights - Paradigm Intrinsic Value Fund

Selected data for a share outstanding throughout the period:	1/1/2009		1/1/2008*
	to		to
	12/31/2009		12/31/2008
Net Asset Value - Beginning of Period	$ 13.98		$ 20.00
Net Investment Income (Loss) **	0.14		0.15
Net Gains (Loss) on Securities (realized and unrealized)	3.98		(6.17)
Total from Investment Operations	4.12		(6.02)
Distributions (From Net Investment Income)	(0.11)		-
Distributions (From Capital Gains)	-		-
Total Distributions	(0.11)		-
Proceeds from Redemption Fee (Note 2)	-	+	-
Net Asset Value - End of Period	$ 17.99		$ 13.98
Total Return ***	29.44%		(30.10)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 2,575		$ 1,620
Ratio of Expenses to Average Net Assets	1.25%		1.25%
Ratio of Net Investment Income to Average Net Assets	0.92%		0.86%
Portfolio Turnover Rate	79.35%		70.57%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. **** Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 26

NOTES TO THE FINANCIAL STATEMENTS
PARADIGM FUNDS
December 31, 2009

1.) ORGANIZATION
The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Intrinsic Value Fund (“Intrinsic Value”) commenced operations on January 1, 2008. The Paradigm Intrinsic Value Fund's investment objective is long-term capital appreciation. The Advisor to Value, Opportunity, Select and Intrinsic Value (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the highest cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each fund is calculated by taking the total value of the fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended December 31, 2009 proceeds from redemption fees were $28,816, $219, $0 and $50 for Value, Select, Opportunity and Intrinsic Value, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken on the Funds’ 2009 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and New York State tax authorities; however the Funds are not aware of any tax

2009 Annual Report 27

Notes to the Financial Statements - continued

positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, the Funds did not incur any interest or penalties.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. As of December 31, 2009, the Opportunity Fund’s net investment loss of $1,294 was reclassified to paid in capital.

SUBSEQUENT EVENTS: Management has evaluated subsequent events through February 25, 2010, the date the financial statements were issued.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, real estate investment trusts and exchange traded funds). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be

2009 Annual Report 28

Notes to the Financial Statements - continued

valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of December 31, 2009:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$103,111,880	$0	$0	$103,111,880
Real Estate Investment Trusts	8,277,523	0	0	8,277,523
Money Market Funds	11,449,005	0	0	11,449,005
Total	$122,838,408	$0	0	$122,838,408

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$2,347,676	$0	$0	$2,347,676
Real Estate Investment Trusts	103,939	0	0	103,939
Money Market Funds	223,870	0	0	223,870
Total	$2,675,485	$0	$0	$2,675,485

Opportunity:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$3,171,444	$0	$0	$3,171,444
Real Estate Investment Trusts	213,944	0	0	213,944
Money Market Funds	312,420	0	0	312,420
Total	$3,697,808	$0	$0	$3,697,808

Intrinsic Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$1,820,347	$0	$0	$1,820,347
Real Estate Investment Trusts	111,573	0	0	111,573
Exchange Traded Funds	220,522	0	0	220,522
Money Market Funds	419,503	0	0	419,503
Total	$2,571,945	$0	$0	$2,571,945

2009 Annual Report 29

Notes to the Financial Statements - continued

Refer to each Funds’ Schedule of Investments for a listing of securities by industry. The Funds did not hold any Level 3 assets during the fiscal year ended December 31, 2009.

4.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50% of the average daily net assets from Select, 2.00% of the average daily net assets from Opportunity; and 1.25% of the average daily net assets from Intrinsic Value. Value receives an annual investment management fee of 2.00% of the average daily net assets on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the fiscal year ended December 31, 2009, the Advisor earned management fees (before the waivers described below) totaling $1,926,068, $33,352, $59,169 and $23,338 for Value, Select, Opportunity, and Intrinsic Value, respectively. At December 31, 2009, $151,867, $3,358, $4,579 and $2,610 was due to the Advisor from Value, Select, Opportunity and Intrinsic Value, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Opportunity to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50% of daily net assets through May 1, 2010. A total of $14,837 was waived for the fiscal year ended December 31, 2009 for Opportunity. Effective May 1, 2009, the Advisor has also contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in Acquired Funds) at 1.50% of the Value Fund’s average daily net assets through May 1, 2010. A total of $342,725 was waived for the period of May 1, 2009 through December 31, 2009 for Value. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the fiscal year ended December 31, 2009 for the Trust. Under the Management Agreements, the Advisor pays these fees.

5.) INVESTMENTS
For the fiscal year ended December 31, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Intrinsic Value
Purchases	$69,410,693	$1,367,032	$3,785,244	$1,456,215
Sales	$62,226,040	$1,387,097	$3,891,579	$1,272,555

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at December 31, 2009 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Intrinsic Value
Cost of Investments	$108,708,114	$2,300,100	$3,145,040	$2,432,709

Gross Unrealized Appreciation	$20,864,887	$492,579	$753,737	$294,218
Gross Unrealized Depreciation	($6,734,593)	($117,194)	($200,969)	($154,982)
Net Unrealized Appreciation
(Depreciation) on Investments	$14,130,294	$375,385	$552,768	$139,236

2009 Annual Report 30

Notes to the Financial Statements - continued

6.) CAPITAL SHARES
At December 31, 2009, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at December 31, 2009:

	Value	Select	Opportunity	Intrinsic Value
Shares Issued
and Outstanding	2,878,305	113,731	182,009	143,182
Paid in Capital	$131,660,648	$2,801,529	$4,055,642	$2,804,814

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2009, Charles Schwab & Co., Inc. and National Financial Services, LLC, both held, for the benefit of its customers, in aggregate, 40.44% and 26.52%, respectively, of Value, and therefore each may be deemed to control the Fund. Candace King Weir held, in aggregate, 31.83% of Select, and therefore may be deemed to control the Fund. Candace King Weir held, in aggregate, 85.45%, of Opportunity, and therefore may be deemed to control the Fund. Also, Candace King Weir and Charles Schwab & Co., for the benefit of its customers, held, in aggregate, 52.69% and 42.96%, respectively, of Intrinsic Value, and therefore each may be deemed to control the Fund.

8.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2009	December 31, 2008
PARADIGM VALUE FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	174,123
	$ -	$ 174,123

PARADIGM SELECT FUND
Ordinary Income	$ 7,825	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ 7,825	$ -

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ -

PARADIGM INTRINSIC VALUE FUND
Ordinary Income	$ 15,052	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ 15,052	$ -

As of December 31, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Value	Select
Undistributed ordinary
income/(accumulated losses)	$ 417,252	$ 9,235
Undistributed long-term capital
gain/(accumulated losses)	(23,164,929)	(476,553)
Unrealized appreciation/(depreciation)	14,130,294	375,385
	$(8,617,383)	$ (91,933)

2009 Annual Report 31

Notes to the Financial Statements - continued

	Opportunity	Intrinsic Value
Undistributed ordinary
income/(accumulated losses)	$ -0-	$ 17,291
Undistributed long-term capital
gain/(accumulated losses)	(915,104)	(386,069)
Unrealized appreciation/(depreciation)	552,768	139,236
	$(362,336)	$(229,542)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.

9.) CAPITAL LOSS CARRYFORWARD
At December 31, 2009, Value, Select, Opportunity and Intrinsic Value Funds had available for federal tax purposes unused capital losses of $23,164,929, $476,553, $915,104 and $386,069 respectively, of which $13,889,960, $383,458, $591,674 and $211,289, respectively, expire in 2016 and $9,274,969, $93,095, $323,430 and $174,780, respectively, expire in 2017. Capital loss carryfor-wards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

2009 Annual Report 32

DISCLOSURE OF EXPENSES (Unaudited)

     Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Capital Appreciation Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2009 and held through December 31, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2009 to
	July 1, 2009	December 31, 2009	December 31, 2009

Actual	$1,000.00	$1,181.27	$8.25

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2009 to
	July 1, 2009	December 31, 2009	December 31, 2009

Actual	$1,000.00	$1,199.22	$8.31

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2009 Annual Report 33

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2009 to
	July 1, 2009	December 31, 2009	December 31, 2009

Actual	$1,000.00	$1,199.88	$8.32

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM INTRINSIC VALUE FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2009 to
	July 1, 2009	December 31, 2009	December 31, 2009

Actual	$1,000.00	$1,171.21	$6.84

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2009 Annual Report 34

ADDITIONAL INFORMATION
December 31, 2009

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2009 Annual Report 35

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

To The Shareholders and Board of Trustees
Paradigm Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees Paradigm Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds, comprising Paradigm Value Fund, Paradigm Select Fund, Paradigm Opportunity Fund and Paradigm Intrinsic Value Fund ("the Funds") as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Paradigm Value Fund, Paradigm Select Fund and Paradigm Opportunity Fund, and for the two years in the period then ended for the Paradigm Intrinsic Value Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Paradigm Funds, as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 25, 2010

2009 Annual Report 36

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2009 Annual Report 37

                                                                                                                  TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2009.

Interested Trustees and Officers

				Number of	Other
Name,	Position(s)	Term of	Principal	Portfolios Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held By
and Year of Birth	theTrust	Length of	During the	By	Trustee or
		Time Served	Past 5 Years	Trustee	Officer

Candace King	President	Indefinite Term,	Investment Manager of PCM Ventures Intl., LLC (Nov. 2001	4	Director,
Weir[2], (1944)	and Trustee	Since 2002	- current) and PCM Ventures II, LLC (June 2003 - current);		Nature's
			Investment Manager and principal of PCM Ventures LLC		Sunshine
			(Jan. 1997 - current); Director and President of Paradigm		Products
Capital Management, Inc. (1993 - current); Director and
President of C.L. King & Associates, a registered broker
dealer (1972 - current); CEO, Portfolio Manager and
Member of PCM Advisors LLC (Dec. 2004 - current); CEO
and Member of Paradigm Funds Advisor LLC (July 2005 -
current); Director and Member of PCM Growth Advisors,
Inc. (Feb. 2007 - current).

Amelia F. Weir	Secretary	Indefinite Term,	Portfolio Manager and Director of Research Paradigm	4	N/A
(1975)		Since 2009	Capital Management (2008 - current), Portfolio Manager at
William D. Witter, Inc. (2006 - 2008), Equity Analyst and
Assistant Portfolio Manager at Tocqueville Asset
Management (2005).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisors	4	Director,
CPA[3], (1948)		Since 2005	LLC and affiliated entities (2008 - current); Eastern		American Bio
			Regional President of First Niagara Bank (2005 - 2007);		Medical; Dir.,
			President and Chief Executive Officer of Hudson River		First Niagara
			Bank & Trust Company (1996 - 2005).		Financial Group

John V. Gulick	Chief	Indefinite Term,	VP and CCO of Paradigm Funds Advisor LLC and affiliat-	N/A	N/A
(1972)	Compliance	Since 2006	ed advisors (February 2007 - current), Compliance Officer
	Officer		of Paradigm Capital Management, Inc. (April 2005 - Feb.
2007); Senior Compliance Analyst of GE Asset
Management, Inc. (Feb. 2001 - March 2005).

Robert A.	Treasurer	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and affili-	N/A	N/A
Benton, CPA	and Chief	Since 2002	ated advisors (May 2006 - current), SVP and CFO of C.L.
(1954)	Financial		King & Associates, a registered broker dealer (February
	Officer		2001 - current); SVP and CFO of Paradigm Capital
Management, Inc. (February 2001 - March 2004).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios Directorships
Address[1],	Held with	Length of	During	Overseen	Held By
and Year of Birth	theTrust	Time Served	Past 5 Years	By Trustee	Trustee

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 - current).	4	None
Heerwagen		Since 2009	Executive Vice President of Ayco / Goldman Sachs
(1945)			(2003 - 2009).

Anthony J.	Trustee	Indefinite Term,	President and Chairman of the Board of Cool Insuring	4	None
Mashuta, (1956)		Since 2004	Agency, Inc. (1988 - current).

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	4	Director, MTI
Phelan[4], (1956)		Since 2007	rent); Chief Executive Officer of OneMade, Inc. (1999 -		Micro
2004).

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC.

3 Carl A. Florio is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust's investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2009 he owned 0.92% of the PCM Partners, LP II partnership, the value of which was $1.968 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling 1-800-239-0732.

2009 Annual Report 38

Board of Trustees
Carl A. Florio
Peter H. Heerwagen
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/09	FYE 12/31/08
Audit Fees	$34,000	$34,100
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$12,500
All Other Fees	$2,800	$2,600

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/09	FYE 12/31/08
Registrant	$10,800	$15,100
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/ Candace King Weir Candace King Weir President

Date: 3-3-2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Candace King Weir Candace King Weir President

Date: 3-3-2010

By: /s/ Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 3-3-2010